LaPorte Bancorp, Inc.
LPSB

Annual Shareholder Meeting
May 13, 2014

Michele M. Thompson – President & Chief Financial Officer

LaPorte BANCORP, INC.

Just Ask Us.

Forward-Looking Statements

The presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions. You can identify these forward-looking statements through our use of the words such as "may", "will", "anticipate", "assume", "should", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "plan", "project", "could", "intend", "target" and other similar words and expressions of the future. These forward-looking statements include, but are not limited to:

- Statements of our goals, intentions and expectations;
- Statements regarding our business plans, prospects, growth and operating strategies;
- Statements regarding the asset quality of our loan and investment portfolios; and
- Estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

Forward-Looking Statements (continued)

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations express in the forward-looking statements:

- changes in prevailing real estate values and loan demand, both nationally and within our current and future market area;
- increased competitive pressures among financial services companies;
- changes in consumer spending, borrowing and savings habits;
- the amount of assessments and premiums we are required to pay for FDIC deposit insurance;
- legislative or regulatory changes that affect our business, including the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act") and its impact on our compliance costs;
- our ability to manage the impact of changes in interest rates, spreads on interest-earning assets and interest-bearing liabilities, and interest rate sensitivity;
- rising interest rates and their impact on mortgage loan volumes;
- our ability to successfully manage our commercial lending;
- the financial health of certain entities, including government sponsored enterprises, the securities of which are owned or acquired by us;
- adverse changes in the securities market;
- the new capital rules which will take effect on January 1, 2015;
- implementation of the "qualified mortgage" rule;
- the costs, effects and outcomes of existing or future litigation;
- the economic impact of past and any future terrorist attacks, acts of war or threats thereof and the response of the United States to any such threat and attacks;
- the success of our mortgage warehouse lending program, including the impact of the Dodd-Frank Act on the mortgage companies; and
- our ability to manage the risks associated with the foregoing factors as well as the anticipated risk factors.

This list of important factors in not all inclusive. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the Company's Form 10-K for the year ended December 31, 2013 dated March 18, 2014 on file with the SEC. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of the Presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or The LaPorte Savings Bank.

LaPorte BANCORP, INC.

LaPorte Bancorp, Inc. Timeline

2007 - 2008

October 2007

- LaPorte raises $13 million of common equity in its initial public offering and converts into a mutual holding company structure
- LaPorte simultaneously completes acquisition of City Savings Financial Corp.
  - $127 million in assets
  - $85 million in deposits

July 2008

- LaPorte opens Westville branch

2009 - 2011

September 2009

- LaPorte establishes its mortgage warehouse lending division
- Enters into a partnership with Harbour Trust & Investment Management Company to provide ongoing trust services to the Bank's client base

July 2011

- Michele Thompson is appointed CFO and President
- Lee Brady is named chairman of the bank's Board of Directors

2012 - 2014

October 2012

- LaPorte completes its second step conversion and raises $27 million of common equity

February 2013

- LaPorte opens Slicer branch in a cooperative partnership with LaPorte High School

September 2013

- LaPorte opens St. Joseph, Michigan Residential Mortgage Loan Production office

October 2013

- LaPorte announced a plan to repurchase 5% of the company's common stock

January 2014

- LaPorte announced the completion of the first repurchase plan and announced a plan to purchase an additional 2.5% of the company's common stock

Loan Composition

Loan Composition



4.3%
3.8%
1.7%
33.4%
38.9%
5.9%
11.9%
Commercial
Mortgage
Construction & Land
Consumer and Other
Commercial & Industrial
Mortgage Warehouse
Home Equity

Historical Loan Trends ($MM)



$350
$300
$250
$200
$150
$100
$50
$0
$259
$277
$299
$318
$297
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
Commercial
Mortgage Warehouse
Consumer and Other
Commercial & Industrial
Construction & Land
Mortgage
Home Equity

Note: Total loans excludes deferred loan fees and loans held for sale

LaPorte BANCORP, INC.

Deposit Composition

Deposit Composition



14.7%
34.0%
51.3%
Non-interest Bearing
Savings, Now, MMA
CDs and IRAs

Historical Deposit Trends ($MM)



$400
$350
$300
$250
$200
$150
$100
$50
$0
(in millions)
$273
$317
$334
$349
$347
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
Non-interest Bearing
Savings, Now, MMA
CDs and IRAs

LaPorte BANCORP, INC.

Return on Average Assets (ROAA)



Return on Average Assets (ROAA) (%)
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.65
0.61
0.72
0.91
0.83
2009Y
2010Y
2011Y
2012Y
2013Y

LaPorte BANCORP, INC.

Return on Average Equity (ROAE)



Return on Average Equity (ROAE) (%)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.25
5.12
6.15
6.91
4.81
2009Y
2010Y
2011Y
2012Y
2013Y

LaPorte BANCORP, INC.

Net Interest Margin (NIM)



Net Interest Margin (NIM) (%)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.21
3.59
3.31
3.57
3.20
2009Y
2010Y
2011Y
2012Y
2013Y

LaPorte BANCORP, INC.

Efficiency Ratio



Efficiency Ratio (%)
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
74.66
62.06
68.36
63.34
69.40
2009Y
2010Y
2011Y
2012Y
2013Y

Non-performing Assets / Assets



NPAs/ Assets (%)[1]
2.50
2.00
1.50
1.00
0.50
0.00
2.04
1.89
1.55
1.88
1.16
2009Y
2010Y
2011Y
2012Y
2013Y

(1) NPAs/ Assets exclude performing TDRs.

LaPorte BANCORP, INC.

Strong Capital Position

- LaPorte maintains a low risk profile with strong capital levels



Strong Capital Levels
TCE / TA (%)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
10.2
9.4
10.0
15.6
13.8
2009Y
2010Y
2011Y
2012Y
2013Y

LaPorte BANCORP, INC.

Tangible Book Value Per Share



Tangible Book Value Per Share ($)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$7.76
$7.95
$8.21
$12.13
$12.09
2009Y*
2010Y*
2011Y*
2012Y
2013Y

*2009, 2010 and 2011 per share values are exchange ratio adjusted for the October 4, 2012 conversion

LaPorte BANCORP, INC.

Consistent Growth in Earnings Per Share

- Our management team has been consistently focused on generating profits for our shareholders

Basic Earnings Per Share ($)



0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.42
0.44
0.55
0.72
0.70
2009Y*
2010Y*
2011Y*
2012Y
2013Y

*2009, 2010 and 2011 per share values are exchange ratio adjusted for the October 4, 2012 conversion

LaPorte BANCORP, INC.

Relative Stock Price Performance – Total Return



Total Return
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
-20.00
4/3/2012
7/3/2012
10/3/2012
1/3/2013
4/3/2013
7/3/2013
10/3/2013
1/3/2014
4/3/2014
LPSB 64.4%
SNL Bank & Thrift 49.9%
S&P 500 41.8%
LPSB
SNL Bank and Thrift
S&P 500

LaPorte BANCORP, INC.

Questions?

LaPorte
BANCORP, INC.

Just Ask Us.